ACCOUNTS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2022
Accounts Receivable, after Allowance for Credit Loss [Abstract]
ACCOUNTS RECEIVABLE, NET	ACCOUNTS RECEIVABLE, NET
Accounts receivable consists of the following as of December 31,

	2022	2021
Contracts in transit	$13,111	$9,141
Trade receivables	9,658	8,199
Factory receivables (1)	6,139	4,003
Finance receivables (2)	4,575	7,622
	33,483	28,965
Less: allowance for doubtful accounts	1,036	575
Accounts receivable from continuing operations, net	$32,447	$28,390

(1) Factory receivables represents amounts due primarily from manufacturer for holdbacks, rebates, co-op advertising, warranty and supplies returns.
(2) Finance receivables originated in connection with the Company’s vehicle sales.
Finance receivables are stated net of allowance for doubtful accounts. The Company uses the allowance method to account for uncollectible finance receivables. The allowance for doubtful accounts is increased by charges to bad debt expense and decreased by actual write-offs (net of recoveries). A receivables is written off when the Company determines it is uncollectible. Management’s periodic evaluation of the adequacy of the allowance is based on the Company’s past collection experience, knowledge of the customer, and aging of the receivables. During the years ended December 31, 2022 and 2021, management wrote off $1,433 and $76, respectively, of finance receivables considered to be uncollectible.